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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 20, 2004

                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 0-6136

          Minnesota                                      41-0823592
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
        incorporation)

3959 N. Lincoln Ave., Chicago, Illinois                    60613
(Address of principal executive offices)                 (Zip Code)

                                 (773) 832-3088
                         (Registrant's telephone number)

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                             CORUS BANKSHARES, INC.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

      99    Quarterly Earnings Release of Corus Bankshares dated July 19, 2004*

            * This Exhibit 99 is furnished pursuant to item 12, and is not deemed filed in accordance with Item 7.

ITEM 12: DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 19, 2004, Corus Bankshares, Inc. publicly released information regarding the Company's financial condition and results of operations for the quarter and year-to-date periods ended June 30, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CORUS BANKSHARES, INC.
                                       (Registrant)

July 20, 2004            By: /s/ Michael E. Dulberg
                             -----------------------
                             Michael E. Dulberg
                             Senior Vice President and Chief Accounting Officer

                             (Principal Accounting Officer and duly authorized
                              Officer of Registrant)